UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2005
Date of Report (Date of earliest event reported)

IGNIS PETROLEUM GROUP, INC.
(Name of small business issuer in its charter)

Sheer Ventures, Inc.
(Former name of small business issuer)

NEVADA	16-1728419
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-8188
(Issuer’s telephone number)

475 Howe Street, Suite 1030
Vancouver, British Columbia
Canada V6C 2B3
(Former address of principal executive offices)

(604) 683-5061
(Issuer’s former telephone number)

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The financial statements and pro forma financial information contained in this Form 8-K/A Amendment Number 2 are in connection with the Stock Exchange transaction between Ignis Petroleum Group, Inc. (formerly Sheer Ventures, Inc.) and Ignis Petroleum Corporation that we reported on Form 8-K dated May 16, 2005 and amended on June 20, 2005.

The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) are attached hereto as Exhibits 99.1 and 99.2, respectively.

(c)  Exhibits
Exhibit Number	Description

99.1	Financial Statements of Ignis Petroleum Corporation

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLUEM GROUP, INC.

Date: July 29, 2005	By:	/s/ Michael P. Piazza
Michael P. Piazza
President, Chief Executive Officer and Director